                           TRANSFER AND RELEASE AGREEMENT



         Effective as of this 26th day of September, 1997 (the "Effective Date"), Chadmoore Wireless Group, Inc., a Colorado corporation ("CWG"), and LDC Consulting, Inc., a Delaware corporation ("LDC"), entered into this Transfer and Release Agreement (this "Release Agreement").

         Whereas, each of the thirty-three Federal Communication Commission call sign licensees identified on Exhibit A hereto (the "Licensees") and the respective shareholders of such Licensees (the "Shareholders") have granted CMRS Systems, Inc. and 800 SMR Network, Inc., each a subsidiary of CWG, certain rights to acquire such Licensees and manage their assets pursuant to certain SMR Stations Management Agreements, each dated June 3, 1996 (collectively, as amended, the "Licensee Management Agreements"), and certain Option and Stock Purchase Agreements, each dated June 14, 1996 (collectively, the "Licensee Option Agreements", and, together with the Management Agreements, the "Licensee Agreements"). The call signs held by all such Licensees are referred to herein as the "Call Signs". The Call Signs set forth in Exhibit A under such Licensee's name are referred to herein as such Licensee's "Released Call Signs", and the Call Signs other than the Released Call Signs are referred to herein as the "Retained Call Signs".

         Whereas, CWG seeks to have each of the Licensees and the Shareholders execute a First Amendment to Option and Stock Purchase Agreement in the form of Exhibit B attached hereto (an "Option Amendment"), and a Second Amendment to SMR Stations Management Agreements in the form of Exhibit D attached hereto (a "Management Agreement Amendment"). The Option Amendment and the Management Agreement Amendment corresponding to each Licensee are referred to jointly as the "Amendment" corresponding to such Licensee. Each Amendment will amend the corresponding (i) Licensee Option Agreement to provide for the grant by the corresponding Licensee of options under which CWG may acquire the Retained Call Signs held by such Licensee, and (ii) Management Agreement to provide for the continuing management by CWG of the Retained Call Signs held by such Licensee.

         Whereas, CWG and Libero Limited, a Company organized and existing under the laws of the Isle of Man ("Libero"), seek to terminate their respective rights and obligations under certain agreements to which they are parties, in each case as provided in a Termination of Stock Option Agreement in the form of Exhibit C attached hereto (the "Termination Agreement").






                         Transfer and Release Agreement

Now, therefore, the parties agree as follows:

1        NATURE OF REPRESENTATIONS

         1.1 In performing any services pursuant to this Release Agreement, LDC shall not act as or constitute an agent of CWG; LDC shall only serve in the limited role as an intermediary or facilitator.

2        RESPONSIBILITIES OF LDC

         2.1 LDC shall use its commercially reasonable efforts to obtain the execution and delivery on behalf of each Licensee and Shareholder of an Amendment of each Licensee Agreement to which such Licensee and Shareholder shall be a party, and shall promptly forward by Federal Express courier to CWG all of the Amendments upon LDC's receipt of Amendments executed by all of the Licensees and Shareholders. For the avoidance of doubt, the parties understand that each Licensee and Shareholder is to execute and deliver agreements in the form of both Exhibit B and D with respect to each Licensee Agreement to which such Licensee and Shareholder is party.

                 2.1.1 Upon delivery to CWG of Amendments duly executed and delivered by the corresponding Licensee and Shareholder which Amendments are, subject only to execution and delivery thereof by CWG, valid, binding, indefeasible and in full force and effect with respect to such Licensee and Shareholder, this Release Agreement shall serve as an automatic release of the Licensees and Shareholders from the Licensee Agreements with full and complete regard to the Released Call Signs (the "Release"). The Release shall be retroactively effective as of the date of execution by the respective Licensees and Shareholders of the Amendments.

                 2.1.2 If LDC shall not deliver to CWG the Amendments as described above within thirty (30) days following the Effective Date of this Release Agreement, then no Release shall be deemed given.

         2.2 LDC shall use its commercially reasonable efforts to obtain the execution and delivery of the Termination Agreement on behalf of Libero by the date occurring fourteen (14) days following the Effective Date of this Release Agreement, (the "Deadline"), and shall promptly forward to CWG such executed Termination Agreement upon LCD's receipt thereof by Federal Express courier.

3        RESPONSIBILITIES OF CWG

         3.1 Simultaneous with the execution by CWG of this Release Agreement on the Effective Date hereof, CWG shall execute the Termination Agreement and deliver it to LDC. LDC is hereby authorized to deliver such executed Termination Agreement to Libero on behalf of CWG upon Libero's execution thereof on or before the Deadline.





                         Transfer and Release Agreement

4        LIMITATIONS OF OFFER

         4.1 Effective November 19, 1996, CWG and LDC entered into that certain Transfer and Release Agreement involving channels at a site in
Anchorage, AK (the "Anchorage Transaction").    Neither CWG nor LDC shall have
any right to reduce or diminish any of its obligations arising out of or relating to the Anchorage Transaction (including any reduction by way of set off, recoupment or otherwise), on account of any obligation of the other party hereto, including, without limitation, any obligation of such other party arising out of or relating to this Agreement, all of which rights are hereby waived; provided, however, notwithstanding the foregoing, LDC shall be entitled to set off all amounts, not in the aggregate exceeding $32,000, which are (i) validly and presently owed by CWG to LDC and (ii) third party expenses and fees incurred by LDC in connection with services performed by LDC on behalf of CWG which fees and expenses CWG is obligated to reimburse.

5        RESPONSIBILITIES OF THE PARTIES FOR COSTS

         5.1 Each party shall be responsible for its own costs and expenses relating to the transaction contemplated by this Release Agreement.

6        COUNTERPARTS

         6.1 This Release Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7        MERGER AND AMENDMENT

         7.1 This Release and Agreement constitutes the entire understanding and agreement among the parties, supersedes any prior discussions, agreements, and correspondence with regard to the subject matter
hereof.   This Release Agreement may not be changed orally by only by an agreement in writing signed by all the parties hereto.

         Effective as of the date first above written, the parties hereby acknowledge and agree to the terms and conditions of this Release Agreement.


Chadmoore Wireless Group, Inc.               LDC Consulting, Inc.



/s/ Robert Moore                             /s/ K. Steven Roberts
------------------------------               ---------------------------------
Robert Moore, President                      K. Steven Roberts,  President





                         Transfer and Release Agreement

                                   EXHIBIT B

                               FIRST AMENDMENT TO
                      OPTION AND STOCK PURCHASE AGREEMENT
                                    BETWEEN
            [CMRS SYSTEMS, INC.][800 SMR NETWORK, INC.]  AND [_________________]

         This FIRST AMENDMENT TO OPTION AND STOCK PURCHASE AGREEMENT (this "Amendment") is made and entered into as of the ____ day of September, 1997, and amends that certain Option and Stock Purchase Agreement, dated as of June __, 1996 (the "Agreement"), between and among [CMRS Systems, Inc.][800 SMR
NETWORK, INC.]   ("Company"), [_________________] ("Shareholder") and
[___________________] ("Licensee").

         WHEREAS, Company wishes to acquire the Optioned Assets (as defined below), rather than to acquire substantially all of the stock of the Licensee, as now provided by the Agreement.

         WHEREAS, Licensee wishes to modify the Agreement to grant an option to Company to acquire the Optioned Assets.

         WHEREAS, Chadmoore Wireless Group, Inc., a Colorado corporation ("CWG"), and LDC Consulting, Inc., a Delaware corporation ("LDC"), have entered into the Transfer and Release Agreement (the "Release Agreement"), pursuant to which LDC is, among other things, attempting to obtain the execution and delivery of this Amendment by the Licensee and the Shareholder, as well similar amendments from all of the other licensees and shareholders listed on Exhibit A to such Release Agreement.

         NOW THEREFORE, in consideration of the mutual premises and covenants contained herein, Company, Shareholder and Licensee agree to amend the Agreement as follow as of the Effective Date:

         1. The title of the Agreement shall be changed to "Option and Asset Purchase Agreement.

         2. All references to "Transfer Application" shall be deleted and replaced with "Assignment Applications."

         3. All references to "Shares" in Paragraphs 4(B) and 5 shall be deleted and replaced with "Optioned Assets."

         4. Recitals, Section E, shall be deleted and replaced with the following:

                 E. Company wishes to acquire all of the licenses for the stations described on Schedule A hereto (the "Optioned Assets"); and

                 F. Licensee desires to grant to Company an option to acquire the Optioned Assets, subject to and consistent with FCC rules, regulations and policies and upon the terms and conditions set forth in this Agreement, as amended.

         5.      Paragraph 1 shall be deleted and replaced with the following:

                 1.       Option, Exercise and Term.

         A. Option to Acquire Assets. In consideration of the payment the sum of One Hundred Dollars ($100) and the promises and covenants made by Company herein, the receipt and sufficiency of which consideration is hereby acknowledged, Licensee hereby grants to Company an exclusive and irrevocable option (the "Option") to acquire all or any portion of the Optioned Assets, subject to and consistent with FCC rules, regulations and policies and upon the terms and conditions of this Agreement; provided that, in further consideration of the grant of the Option, in the event that the Company exercises the Option prior to the expiration of the Option Term, the Company shall release the obligation of Licensee for any and all accrued Lease payments and future lease obligations with regard to the Stations subject to such exercise.

         B. Exercise of Option. Company may exercise the Option, in whole or in part, by providing written notice of the exercise of the Option, specifically identifying the Optioned Assets to which a given notice relates and for which the Option has been exercised. Within ten (10) days of the date on which the notice is delivered, the Licensee and Company jointly shall file with the FCC an application to obtain assignment of the license or licenses for the station or stations to which the notice relates and for which the Option has been exercised ("Assignment Application"). Any FCC filing fee associated with the Assignment Application shall be paid by the Company.

         C. Term. The Option shall be in full force and effect until the earlier of (i) six months after the latest date by which the Licensee is authorized to construct any of the Stations under the then-existing applicable FCC rules, regulations or policies or (ii) the date on which Company has exercised the Option with respect to the last of the Stations ("Option Term").

         D. Partial Exercise. Company may exercise the Option with respect to some, but not all of the Optioned Assets. If Company does exercise the Option with respect to some, but not all of the Optioned Assets, the Option shall remain in full force and effect with respect to the Stations for which the Option has not been exercised until the end of the Option Term.

         6. Paragraph 4(A) shall be deleted and replaced with the following:

         A. The purchase price to be paid to the Licensee by the Company for any license or licenses acquired pursuant to any partial or whole exercise of the Option shall be the number of shares of common stock of the Company ("Company Stock") as shall be calculated in accordance with this paragraph (the "Purchase Price"). The number of shares of Company Stock to be issued to the Licensee shall be that number which is the product of the number of shares representing ten percent (10%) of all of the issued and outstanding Company Shares multiplied by a fraction, the numerator of which shall be the total number of channels transferred to the Company pursuant to such exercise of the Option, and the denominator of which shall be the total number of channels corresponding to all Retained Call Signs (as defined in the Release Agreement), or such other number as to which Company and Licensee shall agree.

         7. Paragraphs 12(A)(2) through (5) shall be deleted, and Paragraph 12(A)(6) renumbered as the new Paragraph 12(A)(2).

         8. Any assignment of Company's rights or obligations under the Agreement which is permitted by the terms thereof shall be fully effective regardless of whether Company provides notice of such assignment to Licensee.

         9. This Amendment amends and modifies the Agreement, and shall become effective as of the date of the execution and delivery hereof by each party hereto (the "Effective Date"). To the extent that any provision of the Agreement conflicts with this Amendment, this Amendment shall control.

         IN WITNESS WHEREOF, Company, Shareholder and Licensee have executed this Amendment on the day and year first written above.


Company:                                            Licensee:
--------                                            ---------

[CMRS Systems, Inc.]
[800 SMR Network, Inc.]                             [________________________]


By:                                                 By:
   -------------------------                           ----------------------
Title:                                              Title:


Shareholder:
------------


[________________________]


By:
   -------------------------

                                   EXHIBIT C

                     TERMINATION OF STOCK OPTION AGREEMENT

         This Termination of Stock Option Agreement is made this 22nd day of September, 1997 (this "Termination Agreement") by and between CHADMOORE WIRELESS GROUP, INC., a Colorado corporation with its principal offices located at 4720 Polaris Street, Las Vegas, NV 89103 ("Chadmoore"), and LIBERO LIMITED, a Company organized and existing under the laws of the isle of Man, whose principal office is located at 4 Finch Road, Douglas, Isle of Man, 1M12PT ("Libero").

                                   WITNESSETH

         WHEREAS, Chadmoore and Libero have entered into a Stock Purchase Agreement as of June 14, 1996 (the "Purchase Agreement"), a Stock Option Agreement as of June 14, 1996 (the "Option Agreement") to purchase all or any part of an aggregate 8,323,857 shares of Common Stock, par value $0.001 per share (the "Underlying Shares"), of Chadmoore, and Chadmoore and Libero have entered into an Offshore Securities Subscription Agreement as of June 14, 1996 (the "Subscription Agreement");

         WHEREAS, as to each other, Chadmoore and Libero desire to terminate the Purchase Agreement, the Option Agreement, and the Subscription Agreement (collectively, as each shall have been amended, supplemented or otherwise modified from time to time prior to the date hereof, the "Agreements") which are incorporated herein by reference;

         NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. As of the effective date hereof, Chadmoore and Libero hereby terminate the Agreements and release each other from any and all further obligations pursuant to said Agreements. At the discretion of Chadmoore, this Termination Agreement shall serve as an assignment of all rights of Libero under all or any of the Agreements, the Option, and/or the rights to the Underlying Shares to third parties selected in the discretion of Chadmoore.

2. Upon the date that this Termination Agreement shall become effective, Chadmoore and Libero hereby release each other, and each other's representatives (including K. Steven Roberts, an individual), successors, and assigns, from and against any and all claims, actions, causes of action, or proceedings relating to or arising from the Agreement and the transactions related thereto.

3. This Termination Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this termination of Stock Option Agreement as of the day and year first written above.


CHADMOORE WIRELESS GROUP, INC.               LIBERO LIMITED



By:
   ----------------------------              ------------------------
    Robert W. Moore, President                   K. Steven Roberts
                                                 Attorney-In-Fact

                                   EXHIBIT D

                              SECOND AMENDMENT TO
                       SMR STATIONS MANAGEMENT AGREEMENT
                                    BETWEEN
           [CMRS SYSTEMS, INC.][800 SMR NETWORK, INC.],  AND [_________________]

         This SECOND AMENDMENT TO SMR STATIONS MANAGEMENT AGREEMENT (this "Amendment") is made and entered into as of the ____ day of September, 1997, and amends that certain SMR stations Management Agreement, dated as of June __, 1996 (the "Agreement"), between and among [CMRS Systems, Inc.][800 SMR Network, Inc.] ("Manager") and [___________________] ("Licensee").

         WHEREAS, Manager and Licensee wish to modify the Agreement to restrict its scope to certain of the Licenses now subject thereto.

         WHEREAS, Chadmoore Wireless Group, Inc., a Colorado corporation ("CWG"), and LDC Consulting, Inc., a Delaware corporation ("LDC"), have entered into the Transfer and Release Agreement (the "Release Agreement"), pursuant to which LDC is, among other things, attempting to obtain the execution and delivery of this Amendment by the Licensee as well similar amendment from all of the other licensees listed on Exhibit A to such Release Agreement.

         NOW THEREFORE, in consideration of the mutual premises and covenants contained herein, Manager, Shareholder and Licensee agree to amend the Agreement as follow as of the Effective Date:

         1. Exhibit A to the Agreement shall be amended so that the only Licenses and Stations thereon shall be those corresponding to Licensee's "Retained Call Signs", as such term is defined in the Release Agreement. The definition of "Stations" shall be amended to indicate only such stations corresponding to Licensee's Retained Call Signs.

         2.      The second "Whereas" clause of the Agreement shall be deleted.

         3. The first sentence of Paragraph 14(c) shall be deleted and replaced with the following:

         Manager may assign its rights and delegate its duties hereunder in whole or in part to CWG or a wholly-owned subsidiary of Manager or CWG without notice to Licensee or any other person. Manager may assign its rights and delegate its duties hereunder in whole or in part to any person other than CWG or a wholly-owned subsidiary of Manager or CWG only with the consent of Licensee, which consent may not be unreasonably withheld or delayed.

         4. This Amendment amends and modified the Agreement, and shall become effective as of the date of the execution and delivery hereof by each party hereto (the "Effective Date"). To the extent that any provision of the Agreement conflicts with this Amendment, this Amendment shall control.

         IN WITNESS WHEREOF, Manager and Licensee have executed this Amendment on the day and year first written above.


Manager:                                           Licensee:
--------                                           ---------

[CMRS SYSTEMS, INC.]
[800 SMR NETWORK, INC.]                            [________________________]


By:                                                By:
   ------------------------                           ------------------------
Title:                                             Title: